Exhibit 99.1

EDOC Acquisition Corp. Regains NASDAQ Compliance Following Filing of Delayed Annual Report and Quarterly Report

Victor, NY, May 28, 2021 (GLOBE NEWSWIRE) -- EDOC Acquisition Corp. (NASDAQ: ADOCU) (the “Company”) announced today that it has filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the period ended December 31, 2020 (the “Form 10-K”), as well as its Quarterly Report on Form 10-Q, and has now regained Nasdaq compliance.

As previously disclosed, the Company had received a notice (“Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company had failed to timely file its Form 10-K due to the reasons discussed below. However, since the May 25, 2021 filings of both the Form 10-K and Form 10-Q, the Company has received notice from Nasdaq that it has regained compliance with the Nasdaq Listing Rule 5250(c)(1), and Nasdaq considers the matter closed.

As previously disclosed in the Current Report on Form 8-K filed on April 15, 2021 and the Form 12b-25 filed on May 18, 2021 by the Company, on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the SEC issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. As a result of the Staff Statement, the Company required additional time to evaluate its financial statements for the period ended December 31, 2020 and the quarter ended March 31, 2021.

About EDOC Acquisition Corp.

EDOC Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. It intends to focus on businesses primarily operating in the healthcare sector in North America and Asia-Pacific.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the

Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

EDOC Acquisition Corp.

7612 Main Street Fishers

Suite 200

Victor, NY 14564

Attention: Kevin Chen